Exhibit 10.4

                               PURCHASE AGREEMENT

         This Purchase Agreement (this "AGREEMENT") is dated as of December 7, 2005, among Epicus Communications Group, Inc., a Florida corporation (the "COMPANY"), and the investors identified on the signature pages hereto (each an "INVESTOR" and, collectively, the "INVESTORS").

         WHEREAS, the Company is the successor to Epicus Communications Group, Inc., pursuant to the Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "JOINT PLAN"), confirmed by an order (the "CONFIRMATION ORDER") issued by the United States Bankruptcy Court for the Southern District of Florida (the "BANKRUPTCY COURT") in the chapter 11 cases styled IN RE EPICUS COMMUNICATIONS GROUP, INC., Chapter 11 Case No. 04-34915-BKC-PGH and IN RE EPICUS, INC., Chapter 11 Case No. 04-34916-BKC-PGH.

         WHEREAS, Epicus Communications Group, Inc. and its wholly-owned subsidiary, Epicus, Inc. (collectively, the "Debtors") filed their petitions for relief under Chapter 11 of the United States Bankruptcy Code with the Bankruptcy Court on October 25, 2004 (the "PETITION DATE").

         WHEREAS, prior to the Petition Date, the Debtors entered into certain purchase agreements with the Investors for the purchase and sale of secured convertible notes and/or debentures (the "OLD DEBENTURES") and warrants pursuant to various purchase agreements, registrations rights agreements, security agreements and related documents (the "OLD DEBENTURE DOCUMENTS").

         WHEREAS, under the Joint Plan, the Old Debentures shall be reinstated, pursuant to the terms and conditions of the Old Debenture Documents, as of the Effective Date of the Joint Plan.

         WHEREAS, in connection with the Joint Plan, subject to the terms and conditions set forth in the Joint Plan and this Agreement, the Company desires to borrow certain sums from each of the Investors and, in consideration thereof issue certain convertible notes and warrants to each of the Investors, and each Investor, severally and not jointly, desires to make a loan to the Company and accept such notes and warrants from the Company, all pursuant to the terms set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

                  "ACTION" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                  "BANKRUPTCY  EVENT" means any of the following events: (a) the
Company or any Subsidiary commences a proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or Multiemployer Plan and which is maintained or otherwise contributed by the Company.

                  "BENEFIT   PLAN"  has  the   meaning   set  forth  in  Section
3.1(aa)(ii).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "CLOSING" means the closing of the purchase and sale of Notes and Warrants contemplated by Section 2.1.

                  "CLOSING DATE" means the Business Day immediately following the date on which all of the conditions set forth in Section 2.1(d) and 2.1(e) have been satisfied, or such other date as the parties may agree.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $.001 per share, and any securities into which such common stock may hereafter be reclassified, converted or exchanged.

                  "COMMON STOCK EQUIVALENTS" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

                  "COMPANY COUNSEL" means Furr & Cohen, P.A.

                  "CONTINGENT LIABILITY" means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing or agreeing to pay or become responsible for any Debt or obligation of any other Person in any manner, whether directly or indirectly, including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (b) to purchase property or services for the purpose of assuring the owner of such Debt of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Debt or to comply with any agreement relating to any Debt or obligation.

                  "DEBT" of any Person means at any date,  without  duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others guaranteed by such Person.

                  "DISCLOSURE MATERIALS" has the meaning set forth in Section 3.1(h).

                  "EFFECTIVE   DATE"  means  the  date  that  the   Registration
Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

                  "ELIGIBLE MARKET" means any of the New York Stock Exchange, American Stock Exchange, NASDAQ National Market or NASDAQ SmallCap Market.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA GROUP" means the Company and each Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means U.S. generally accepted accounting principles.

                  "INTELLECTUAL  PROPERTY  RIGHTS"  has the meaning set forth in
Section 3.1(p).

                  "INVESTMENT AMOUNT" means, with respect to each Investor, the investment amount indicated below such Investor's signature page to this Agreement.

                  "INVESTOR DELIVERABLES" has the meaning set forth in Section 2.1(c).

                  "INVESTOR PARTY" has the meaning set forth in Section 4.12.

                  "LIEN" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

                  "LOSSES" has the meaning set forth in Section 4.12.

                  "MATERIAL ADVERSE EFFECT" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries or (iii) an adverse impairment to the Company's ability to timely perform its obligations under any Transaction Document.

                  "NEW YORK COURTS" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

                  "NOTES"  means  the  secured   convertible   promissory  notes
issuable by the Company to the Investors at Closing in the Form of EXHIBIT A, due on the three year anniversary of the Closing Date.

                  "OUTSIDE DATE" means December 8, 2005.

                  "PBGC" means the Pension Benefit Guarantee Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED INDEBTEDNESS" has the meaning set forth in Section 5.3.

                  "PERMITTED LIENS" means: (a) Liens for taxes, assessments or governmental charges not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the books of the Company or the applicable Subsidiary; (b) Liens arising out of deposits in connection with workers' compensation, unemployment insurance, old age pensions or other social security or retirement benefits legislation; (c) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business of the Company or a Subsidiary; (d) Liens imposed by law, such as mechanics', workers', materialmens', carriers' or other like liens arising in the ordinary course of business of the Company or a Subsidiary which secure the payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the books of the Company or the applicable Subsidiary; (e) Liens existing on the Closing Date, and described on Schedule 3.1(o); (f) purchase money security interests or Liens for the purchase of fixed assets to be used in the business of the Company or a Subsidiary, securing solely the fixed assets so purchased and the proceeds thereof; (g) capitalized leases which do not violate any provision of this Agreement; (h) Liens of commercial depository institutions, arising in the ordinary course of business, constituting a statutory or common law right of setoff against amounts on deposit with such institution; and (i) rights of way, zoning restrictions, easements and similar encumbrances affecting the Company's real property which do not materially interfere with the use of such property.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PLAN" means at any time an employee pension plan benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained, or contributed to, by any member of the ERISA group for employees of any member of the ERISA group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA group.

                  "PROCEEDING" means an action,  claim,  suit,  investigation or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

                  "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Underlying Shares and Warrant Shares.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of EXHIBIT B hereto.

                  "REQUIRED INVESTORS" means one or more Investors  representing
greater  than  50%  of  the  aggregate   principal  amount  of  all  Notes  then
outstanding.

                  "REQUIRED MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents that the Company is obligated to issue, whether contingently or otherwise, including, without limitation, any Underlying Shares issuable upon conversion in full of all Notes and Warrant Shares (without regard to any otherwise applicable conversion or exercise restrictions contained therein) (assuming for such purpose that the Conversion Price (as defined in the Notes) and the Exercise Price (as defined in the Warrants) equal 50% of the Conversion Price and Exercise Price in effect on the Closing Date).

                  "RESTRICTED PAYMENT" means, with respect to any Person, (a) any direct or indirect distribution, dividend or other payment on account of any equity interest in, or shares of capital stock or other securities of, such Person and (b) any management, consulting or other similar fees, or any interest thereon, payable by such Person to any affiliate of such Person (other than the Company), or to any other Person other than an unrelated third party; PROVIDED, however, that Restricted Payments shall not include any arms length consulting agreements with consultants of the Company which are approved by the Board of Directors of the Company.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC REPORTS" has the meaning set forth in Section 3.1(h).

                  "SECURITIES" means the Notes, the Warrants and the Underlying Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SECURITY AGREEMENT" has the meaning set forth in Section 2.1(b).

                  "SHORT SALES" include, without limitation, all "short sales" as defined in Rule 3b-3 of the Exchange Act and Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

                  "STRATEGIC TRANSACTION" means a transaction or relationship in which the Company issues shares of Common Stock or other securities of the Company to a Person which is, itself or through its Subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

                  "SUBSEQUENT  PLACEMENT"  has the  meaning set forth in Section
4.4.

                  "SUBSEQUENT  PLACEMENT  NOTICE"  has the  meaning set forth in
Section 4.4.

                  "SUBSIDIARY" means any subsidiary of the Company.

                  "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                  "TRADING MARKET" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Notes, the Registration Rights Agreement, the Warrants, the Security Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "UNDERLYING SHARES" means, collectively, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Notes.

                  "VWAP" means, with respect to any date of determination, the daily volume weighted average price (as reported by Bloomberg using the VAP function) of the Common Stock on such date of determination, or if there is no such price on such date of determination, then the daily volume weighted average price on the date nearest preceding such date.

                  "WARRANT" means the Common Stock purchase warrant, in the form of EXHIBIT C, issuable to each Investor on the Closing Date.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
                                PURCHASE AND SALE

         2.1 CLOSING.

         (a) Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Notes and the Warrants representing such Investor's Investment Amount. The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 on the Closing Date or at such other location or time as the parties may agree.

         (b) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the "COMPANY Deliverables"):

                  (i) Notes in the aggregate principal amount of the Investment Amount indicated below such Investor's name on its signature page of this Agreement, registered in the name of such Investor;

                  (ii) Warrants, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of shares of Common Stock equal to [ ]% of the Underlying Shares issuable upon an assumed conversion of the Notes issuable to such Investor in accordance with
Section 2.1(b)(i) (without regard to any conversion restrictions contained thereunder);

                  (iii) the legal opinion of Company Counsel, in agreed form, addressed to the Investors;

                  (iv) the Registration Rights Agreement, duly executed by the Company;

                  (v) a security agreement, duly executed by the Company, in the form attached hereto as EXHIBIT D (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT");

                  (vi) a certificate executed by a duly authorized officer of the Company certifying that (i) all representations and warranties made by the Company and information furnished by the Company in any schedules to this Agreement, are true and correct in all material respects as of the Closing Date,
(ii) all covenants, agreements and obligations required by this Agreement to be performed or complied with by the Company, prior to or at the Closing, have been performed or complied with and (iii) the items referenced in Sections 2.1(d)(iv)-(vi) are true and correct as of the Closing Date;

                  (vii) lien and record search reports in form and substance acceptable to the Investors showing that there are no Liens on the collateral security granted under the Security Agreement, other than Liens expressly permitted thereby; and

                  (viii) any other documents reasonably requested by such Investor.

         (c) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following (the "INVESTOR DELIVERABLES"):

                  (i) the Investment Amount indicated below such Investor's name on its signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose;

                  (ii) the Registration Rights Agreement, duly executed by such Investor; and

                  (iii) the Security Agreement, duly executed by such Investor.

         (d) CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AN INVESTOR TO PURCHASE NOTES AND WARRANTS. The obligation of each Investor to acquire Notes and Warrants and make loans at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

                  (i) JOINT PLAN CONFIRMATION. The Confirmation Order, in form and substance acceptable to the Investors, shall have been issued by the Bankruptcy Court and there shall not be a stay or injunction in effect with respect thereto.

                  (ii) REINSTATEMENT OF OLD DEBENTURES. The Old Debentures shall have been reinstated, in accordance with the terms and conditions of the Old Debenture Documents, pursuant to the Joint Plan and the Confirmation Order.

                  (iii) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in the Transaction Documents shall be true and correct as of the date when made and as of the Closing Date as though made on and as of such date;

                  (iv) PERFORMANCE. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

                  (v) OFFICER'S CERTIFICATE. The officer's certificate described in Section 2.1(b)(vii) hereof shall have been delivered;

                 (vi) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (vii) ADVERSE CHANGES. Since the execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to result in a Material Adverse Effect;

                  (viii) NO SUSPENSIONS OF TRADING IN COMMON STOCK; LISTING. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market; and

                  (ix) COMPANY DELIVERABLES. The Company shall have delivered the Closing Company Deliverables in accordance with Section 2.1(b).

         (e) CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY TO SELL NOTES AND WARRANTS. The obligation of the Company to sell Notes and Warrants at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (i) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor contained herein shall be true and correct as of the date when made and as of the Closing Date as though made on and as of such date;

                  (ii)   PERFORMANCE.   Each  Investor  shall  have   performed,
satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

                  (iii) NO INJUNCTION.  No statute, rule, regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

                  (iv)   INVESTORS   DELIVERABLES.   Each  Investor  shall  have
delivered its Investor Deliverables in accordance with Section 2.1(c).

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each Investor:

         (a) SUBSIDIARIES. The Company has no direct or indirect Subsidiaries other than as specified in SCHEDULE 3.1(A). Except as disclosed in SCHEDULE 3.1(A), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens (other than Permitted Liens), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

         (b) ORGANIZATION AND QUALIFICATION. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

         (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority, and is authorized, pursuant to the Joint Plan and the Confirmation Order, to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Payments of cash on account of principal of or interest under the Notes, upon any Event of Default under the Notes, as a result of liquidated damages under any Transaction Document or upon a Buy-In under and as such term is defined in a Warrant will not require the consent of, any payment to, or the springing of any Lien in favor of any lender to or creditor of the Company or any Subsidiary (under a credit facility, loan agreement or otherwise) and will not result in a default under any such credit facilities, loans or other agreements.

         (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements Registration Rights Agreement,
(ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act (iv) the filings required in accordance with Section 4.7 and 4.10, and (iv) those that have been made or obtained prior to the date of this Agreement.

         (f) ISSUANCE OF THE SECURITIES. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants to be issued at the Closing, which number of reserved shares is not less than the Required Minimum calculated as of the date hereof.

         (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in the SEC Reports. Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of
participation,   or  any  similar  right  to  participate  in  the  transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

         (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports, forms or other information required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Schedules to this Agreement (if any), the "DISCLOSURE MATERIALS") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. For purposes of this Agreement, any reports, forms or other information provided to the Commission whether by filing, furnishing or otherwise providing, is included in the term "filed" (or any derivations thereof).

         (i) PRESS RELEASES. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

         (j) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in the Disclosure Statement or other documents filed with the Bankruptcy Court in connection with the Joint Plan, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities (not to exceed [$50,000]) not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans and consistent with past practice. The Company does not have pending before the Commission any request for confidential treatment of information.

         (k) LITIGATION. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports or in the Disclosure Statement or other documents filed with the Bankruptcy Court in connection with the Joint Plan, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports or in the Disclosure Statement or other documents filed with the Bankruptcy Court in connection with the Joint Plan. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

         (l) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

         (m) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

         (n) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

         (o) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and valid title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Permitted Liens and Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

         (p) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports or in the Disclosure Statement or other documents filed with the Bankruptcy Court in connection with the Joint Plan, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

         (q) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business.

         (r) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         (s) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "EVALUATION DATE"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal controls that would be required to be disclosed pursuant to Item 308(c) of Regulation S-K under the Exchange Act or, to the Company's knowledge, in other factors that could reasonably be expected to have a Material Adverse Effect on the Company's internal controls.

         (t) SOLVENCY. Based on the financial condition of the Company as of the Closing Date at issue (and assuming that such Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company has no current intention to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         (u) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

         (v) CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under the Transaction Documents. The Company is eligible to register the resale of its Common Stock for resale by the Investors under Form SB-2 promulgated under the Securities Act. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or exercised.

         (w) LISTING AND MAINTENANCE REQUIREMENTS. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by Transaction Documents.

         (x) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately following Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (y) APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors or shareholders of the Company prior to any Closing Date as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Investors' ownership of the Securities.

         (z) NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

         (aa) COMPLIANCE WITH ERISA. (i) Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or
(iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                  (ii) The benefit plans not covered under clause (a) above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement, health or insurance plans, collectively the "BENEFIT PLANS") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

                  (iii) No Benefit Plans have any unfunded liabilities, either on a "going concern" or "winding up" basis and determined in accordance with all applicable laws and actuarial practices and using actuarial assumptions and methods that are reasonable in the circumstances. No event has occurred and no condition exists with respect to any Benefit Plans that has resulted or could reasonably be expected to result in any pension plan having its registration revoked or wound up (in whole or in part) or refused for the purposes of any applicable laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties (in any material amounts) under any applicable laws.

         (bb) TAXES. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company and each Subsidiary have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and each Subsidiary have been paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes or other governmental charges have been established in accordance with GAAP.

         (cc) ABSENCE OF ANY UNDISCLOSED LIABILITIES OR CAPITAL CALLS. Except for litigation described in the SEC Reports, there are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the Company's financial statements and (ii) other undisclosed liabilities which, individually or in the aggregate, could not have, or reasonably be expected to result in, a Material Adverse Effect.

         (dd) SECURED INDEBTEDNESS. As of each Closing Date, other than as set forth in SCHEDULE 3.1(DD), the Company has no Debt that is secured by any Lien.

         (ee) SENIORITY. As of the date of this Agreement, except as set forth on SCHEDULE 3.1(EE), no indebtedness of the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

         (ff) DISCLOSURE. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

         (a) ORGANIZATION; AUTHORITY. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement, the Registration Rights Agreement and the Security Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         (b) INVESTMENT INTENT. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

         (c) INVESTOR STATUS. At the time such Investor was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

         (d) GENERAL SOLICITATION. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         (e) ACCESS TO INFORMATION. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

         (f) CERTAIN TRADING ACTIVITIES. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the earlier to occur of (1) the time that such Investor was first contacted by the Company or placement agent engaged by the Company regarding an investment in the Company and (2) the 20th day prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor's assets and the portfolio managers have no actual knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

         (g) INDEPENDENT INVESTMENT DECISION. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and such Investor confirms that it has not relied on the advice of any other Investor's business and/or legal counsel in making such decision.

         The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in
Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

         (b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

                  [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL
                  OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

         The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

         (c) Certificates evidencing Underlying Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) covering such Underlying Shares or Warrant Shares is then effective, or (ii) following a sale or transfer of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Securities are eligible for sale under Rule 144(k). The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. The Company agrees that it shall, within three Trading Days following such time as restrictive legends would not then be required under this Section 4.1(c), issue and deliver to such Investor certificates that are free of restrictive legends representing Underlying Shares or Warrant Shares in replacement of Underlying Shares or Warrant Shares previously issued with restrictive legends.

         4.2 FURNISHING OF INFORMATION. As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Underlying Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Underlying Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 LISTING OF SECURITIES. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Underlying Shares and Warrant Shares, and will take such other action as is necessary or desirable to cause the Underlying Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         4.4 SUBSEQUENT SECURITIES OFFERINGS.

         (a) During such time as an Investor holds any principal amount of Notes, in the event the Company, directly or indirectly, offers, sells, grants any option to purchase, or otherwise disposes of (or announces any offer, sale, grant or any option to purchase or other disposition of any of Common Stock or Common Stock Equivalents or any of its Subsidiaries' equity or Common Stock Equivalents (such offer, sale, grant, disposition or announcement being referred to as "SUBSEQUENT PLACEMENT"), the Company shall deliver to each Investor a written notice (each, a "SUBSEQUENT PLACEMENT NOTICE") of its intention to effect such Subsequent Placement, which specifies in reasonable detail all of the material terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the names of the investors (including the investment manager of such investors, if any) and the investment bankers with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document. Each Investor shall have until 6:30 p.m. (New York City time) on the fifth Trading Day after its respective receipt of the Subsequent Placement Notice to notify Company of its intention to provide, subject to completion of mutually acceptable documentation, in all or a portion of such financing on the same terms as set forth in the Subsequent Placement
Notice. In the event that the Investors do not timely elect to provide the entire financing subject to the Subsequent Placement Notice and the Company shall not have consummated the portion of the Subsequent Placement for which such elections shall not have been so made on the terms and to the Persons specified in the Subsequent Placement Notice within 30 days following the expiration of the time to so elect, the Company shall provide each Investor with a second Subsequent Placement Notice and each Investor will again have the right of first refusal set forth in this Section. If the Investors indicate in the aggregate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Investor will be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount of all such proceeds equal to such Investor's pro rata portion of all Investment Amounts hereunder.

         (b) The Company's obligations under this Section 4.4 shall not apply to any grant or issuance by the Company of any of the following: (i) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the date of this Agreement (but will apply to any amendments, modifications and reissuances thereof), (ii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its stockholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the Company's stockholders), or (iii) the issuance of Common Stock Equivalents pursuant to a Strategic Transaction. 4.5 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of Underlying Shares upon conversion of Notes and Warrant Shares upon exercise of Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial. The Company further acknowledges that its obligation to honor conversions under the Notes is unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Investor.

         4.6 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the Securities to the Investors.

         4.7 RESERVATION OF SHARES. The Company shall maintain a reserve from its duly authorized shares of Common Stock to comply with its conversion obligations under the Notes. If on any date the Company would be, if notice of conversion were to be delivered on such date, precluded from issuing the number of (i) Underlying Shares, as the case may be, issuable upon conversion in full of the Notes or (ii) Warrant Shares, as the case may be, issuable upon exercise in full of the Warrants, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials or other applicable materials requesting authorization to amend the Company's certificate of incorporation or other organizational document to increase the number of shares of Common Stock which the Company is authorized to issue so as to provide enough shares for issuance of the Underlying Shares and Warrant Shares. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable, but in any event not later than the 60th day after delivery of the proxy or other applicable materials relating to such meeting) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate of incorporation or other organizational document to evidence such increase.

         4.8 CONVERSION PROCEDURES. The form of Conversion Notice included in and as defined in the Notes sets forth the totality of the procedures required by the Investors in order to convert the Notes. The Company shall honor conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.9 SUBSEQUENT REGISTRATIONS. Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement with the Commission with respect to any securities of the Company other than registration statements on Form S-8 promulgated by the Commission.

         4.10 SECURITIES LAWS DISCLOSURE; PUBLICITY. By 9:00 a.m. (New York City time) on the Trading Day following the execution of this Agreement, and by 9:00 a.m. (New York City time) on the Trading Day following the Closing Date, the Company shall issue press releases in forms approved by the Investors disclosing the transactions contemplated hereby. On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and on the Trading Day following the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

         4.11 LIMITATION ON ISSUANCE OF FUTURE PRICED SECURITIES. During the six months following the Closing Date, the Company shall not issue any "Future Priced Securities" as such term is described by NASD IM-4350-1.

         4.12 INDEMNIFICATION OF INVESTORS. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.13 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information.

         4.14 USE OF PROCEEDS. The Company will use the net proceeds from the sale of the Securities hereunder only for working capital purposes and to satisfy the Company's obligations under the Joint Plan.

         4.15 PAYMENT OF CASH DIVIDEND. The Company agrees, so long as any of the Notes are outstanding, not to declare, pay or make any provision for any cash dividend or distribution with respect to the Common Stock of the Company, without first obtaining the approval of the Required Investors.

         4.16 EXISTENCE; CONDUCT OF BUSINESS. The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, PROVIDED, that the foregoing shall not prohibit (a) any sale, lease, transfer or other disposition permitted by this Agreement, or (b) any merger of (i) any domestic Subsidiary with any other domestic Subsidiary, (ii) any domestic Subsidiary with and into the Company, or (iii) any foreign Subsidiary with any other foreign Subsidiary.

                                   ARTICLE V.
                               NEGATIVE COVENANTS

         The Company hereby agrees that, from and after the date hereof until the date that the Notes have either been repaid in their entirety and/or converted entirely into Common Stock, the Company shall be bound according to the restrictions set forth in each of the following negative covenants unless any such restriction shall have been expressly waived in writing by the Required
Investors:

         5.1 RESTRICTIONS ON CERTAIN AMENDMENTS. The Company will not amend the rights and privileges granted under the Notes, to adversely affect the rights or privileges granted under the Notes.

         5.2 RESTRICTED PAYMENT. The Company shall not make any Restricted Payment.

         5.3 DEBT. The Company shall not create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Debt, except (a) Debt in existence on the date hereof, as shown on Schedule 5.3(a), (b) trade payables incurred and paid in the ordinary course of business, (c) Contingent Liabilities in existence on the date hereof, as shown on Schedule 5.3(c), and
(d) Contingent Liabilities resulting from the endorsement of negotiable instruments for collection in the ordinary course of business (collectively (a) through (d) shall be referred to as the "PERMITTED INDEBTEDNESS").

         5.4 LIENS. The Company shall not create or suffer to exist any Lien upon any of its properties, except (a) Liens created by the Security Agreement,
(b) Liens in existence on the date hereof, as disclosed herein, (c) tax, mechanics', materialmen's, warehousemen's, laborer's and landlord and other similar Liens relating to amounts that are not yet due and payable, or that are being contested in good faith by appropriate proceedings, for which adequate reserves have been established, (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation and (e) Liens to secure the Permitted Indebtedness, provided that (x) any Lien securing any purchase money financing shall be created substantially simultaneously with the acquisition of such fixed or capital asset, (y) such Liens do not at any time encumber any property other than the property that is the subject of the purchase money financing, and (z) the principal amount of Debt secured by any such purchase money financing shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired. Except as provided in this Section 5.4, the Company shall not hereafter agree with any Person (other than the Investors) to grant a Lien on any of its assets or to permit the pledge of any of its equity interests.

         5.5 AMENDMENT OF ORGANIZATIONAL DOCUMENTS. The Company shall not permit any amendment to its articles of incorporation so as to adversely affect the rights or privileges granted under the Notes.

         5.6  SALE  AND  LEASEBACK.   The  Company  shall  not  enter  into  any
arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets.

         5.7 BUSINESS. The Company shall not change the nature of its business as now conducted (as described in the SEC Reports).

         5.8 TRANSACTIONS WITH AFFILIATES. The Company shall not, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except, on terms no less favorable than terms that could be obtained by the Company from a Person that is not an Affiliate of the Company upon negotiation at arms' length, as determined in good faith by the Board; PROVIDED that no determination of the Board of Directors shall be required with respect to any such transactions entered into in the ordinary course of business.

         5.9 LIMITATION ON RESTRICTIONS. The Company shall not enter into, or suffer to exist, any agreement with any Person which prohibits or limits the ability of the Company to (a) pay Debt owed to the Investors, except as expressly permitted by the Security Agreement, (b) make loans or advances to the Company or (c) transfer any of its properties or assets to the Company.

                                  ARTICLE VI.
                                  MISCELLANEOUS

         6.1 FEES AND EXPENSES. At the Closing, the Company shall pay to Bryan Cave LLP Four Hundred Twenty-Five Thousand Dollars ($425,000.00) as partial reimbursement of Investors for their respective legal fees in the approximate total amount of Five Hundred Seventy-Five Thousand Dollars ($575,000.00) in connection with the Transaction Documents, it being understood that Bryan Cave LLP has only rendered legal advice to Investors, and not to the Company or any other Investor in connection with the transactions contemplated hereby, and that each of the Company and the other Investors has relied for such matters on the advice of its own respective counsel. Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Notes.

         6.2 ENTIRE AGREEMENT. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         6.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:  Epicus Communications Group, Inc.
                             1750 Osceola Drive
                             West Palm Beach, FL  33409
                             Facsimile:  561-688-1533
                             Attention:  Chief Financial Officer

         With a copy to:     Furr & Cohen, P.A.
                             One Boca Place
                             Suite 337W
                             2255 Glades Road
                             Boca Raton, FL 33431
                             Facsimile:  561-338-7532
                             Attention:  Alvin S. Goldstein

         If to an Investor:  To the address set forth under such Investor's name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         6.4 AMENDMENTS; WAIVERS; NO ADDITIONAL CONSIDERATION. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Required Investors except that the conditions precedent set forth in Sections 2.1(b) and 2.2(b) may only be waived by each Investor to be bound by such waiver. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Notes. Without the written consent or the affirmative vote of each Investor of Securities affected thereby, an amendment or waiver under this Section 6.4 may not:

                  (a) change the maturity of the principal amount of, or the interest payment date under, or the payment of liquidated damages, is due on, any Note or Warrant;

                  (b) make any change that impairs the conversion or exercise rights of any Securities;

                  (c) reduce the Event Equity Value under the Notes or amend or modify in any manner adverse to the Holders of Securities the Company's obligation to make such payments;

                  (d) amend the definition of Required Investors;

                  (e) change the currency of any amount owed or owing under the Securities or any interest thereon from U.S. Dollars;

                           (f) impair  the right of any  Investor  to  institute
suit for the enforcement of any payment with respect to, or conversion or exercise of, any Security; or

                           (g)  modify the  provisions  of this  Section  6.4 or
Section 6.5.

         It shall not be necessary for the consent of the  Investors  under this
Section 6.4 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         6.5 TERMINATION. This Agreement may be terminated prior to the Closing:

         (a) by written agreement of the Investors and the Company;

         (b) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the Closing shall not have taken place by 5:30 p.m. (New York City time) on the Outside Date; PROVIDED, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

         (c) by an Investor (as to itself but no other Investor) if it concludes in good faith that any of the conditions precedent contained in Sections 2.1(d)(iv), (v) or (vi) shall have been breached or shall not be capable of being satisfied by the Outside Date despite the assumed best efforts of the Company.

         In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors and shall pay to the terminating Investor(s) all of the fees and expenses incurred by such Investors (including reasonable legal fees and expenses) in connection with this Agreement and the transactions contemplated by this Agreement through the termination date. Other than as to the foregoing fees and expenses, upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other under the Transaction Documents Investor as a result therefrom.

         6.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

         6.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Notes, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors."

         6.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.12 (as to each Investor Party).

         6.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         6.10  SURVIVAL.   The  representations,   warranties,   agreements  and
covenants contained herein shall survive the Closing and the delivery of the Securities.

         6.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         6.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         6.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.17 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

         6.18 LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                        EPICUS COMMUNICATIONS GROUP, INC.


                             By:_______________________________________
                                  Name:
                                  Title:


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGES FOR INVESTORS FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                           AJW PARTNERS, LLC
                           By:  SMS Group, LLC

                           /s/ Corey S. Ribotsky
                           ------------------------------------
                           Corey S. Ribotsky
                           Manager


                           RESIDENCE:  Delaware

                           ADDRESS: 1044 Northern Boulevard
                           Suite 302
                           Roslyn, New York  11576
                           Facsimile:  (516) 739-7115
                           Telephone:  (516) 739-7110

                           AGGREGATE SUBSCRIPTION AMOUNT:

                           Aggregate Principal Amount of Notes:$________ Number of Warrants: ________
                           Aggregate Purchase Price:$________

                           AJW OFFSHORE, LTD.
                           By:  First Street Manager II, LLC


                           /s/ Corey S. Ribotsky
                           --------------------------------
                           Corey S. Ribotsky
                           Manager


                           RESIDENCE:            Cayman Islands

                           ADDRESS: AJW Offshore, Ltd.
                           P.O. Box 32021 SMB
                           Grand Cayman, Cayman Island B.W.I.

                           AGGREGATE SUBSCRIPTION AMOUNT:

                           Aggregate Principal Amount of Notes: $_______ Number of Warrants: _______
                           Aggregate Purchase Price:  $_______

                           AJW QUALIFIED PARTNERS, LLC
                           By:  AJW Manager, LLC

                           /s/  Corey S. Ribotsky
                           --------------------------------------
                           Corey S. Ribotsky
                           Manager



                           RESIDENCE:            New York

                           ADDRESS: 1044 Northern Boulevard
                           Suite 302
                           Roslyn, New York  11576
                           Facsimile:        (516) 739-7115
                           Telephone:        (516) 739-7110


                           AGGREGATE SUBSCRIPTION AMOUNT:

                           Aggregate Principal Amount of Notes: $________ Number of Warrants: ________
                           Aggregate Purchase Price:  $________

                           NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                           By: First Street Manager II, LLP

                           /s/ Corey S. Ribotsky
                           --------------------------------------
                           Corey S. Ribotsky
                           Manager



                           RESIDENCE: New York

                           ADDRESS: 1044 Northern Boulevard
                           Suite 302
                           Roslyn, New York 11576
                           Facsimile: (516) 739-7115
                           Telephone: (516) 739-7110


                           AGGREGATE SUBSCRIPTION AMOUNT:

                           Aggregate Principal Amount of Notes: $______
                           Number of Warrants: ______
                           Aggregate Purchase Price: $______

                                    EXHIBITS



Exhibit A         Notes

Exhibit B         Registration Rights Agreement

Exhibit C         Warrant

Exhibit D         Security Agreement



                                    SCHEDULES

3.1(a) LIST OF SUBSIDIARIES.

3.1(dd)           SECURED INDEBTEDNESS.  The BellSouth Cure Claim
                  (as that term is defined in the Joint Plan).

3.1(ee)           SENIORITY.  The BellSouth Cure Claim
                  (as that term is defined in the Joint Plan).

5.3(a) DEBT. BellSouth Cure Claim (as that term is defined in the Joint Plan);
                  claims of the Investors under the Old Debentures.

5.3(c)            CONTINGENT LIABILITIES.

                        Epicus Communications Group, Inc.
                               1750 Osceola Drive
                            West Palm Beach, FL 33409
                                December 7, 2005

To the Undersigned Parties:

Re: Amended and Restated Purchase Agreement

Gentlemen:

This letter confirms certain agreements among Epicus Communications Group, Inc., a Florida corporation ("Epicus"), and certain investors identified below (the "INVESTORS") in connection with the Purchase Agreement by and among Epicus and the Investors (the "PURCHASE AGREEMENT") as approved by that certain Order of the United States Bankruptcy Court, Southern District of Florida, West Palm Beach Division dated September 30, 2005 (the "ORDER") which authorized the Debtors' First Amended Joint Plan of Reorganization (the "PLAN").

The parties hereto acknowledge and agree that they intend to close the transactions described in the Order and Purchase Agreement on or about December 7, 2005 (the "CLOSING"), however, the Purchase Agreement and the documents described therein are to be amended and restated to encompass the terms provided on the term sheet attached hereto as Exhibit A (such agreements collectively referred to as the "AMENDED AND RESTATED Agreements"). Epicus and its officers agree to use their best efforts to deliver fully executed versions of the Amended and Restated Agreements no later than December 12, 2005. Until such execution and delivery, the Investors will disburse only those amounts provided for in the Plan. Upon execution and delivery of the Amended and Restated Agreements, the Investors shall advance such sums as are required by the Amended and Restated Agreements.

Further, the Notes and Debentures signed on or about May 28, 2004 between the Company and the Investors (the "Old Debentures") shall be amended and restated to provide the following:

         1. To reflect the actual amount currently due and owing of 5,247,262.89;

         2. The conversion price shall be changed from a variable conversion price to a fixed conversion at 47.5 cents per share;

         3. That such Notes and Debentures shall be guaranteed by Ocean Avenue Advisors, LLC ("OAA") by a non-recourse personal guaranty which shall be secured by a pledge of 100% of the common stock of Epicus owned by OAA and such pledge shall provide that after the second year, on a quarterly basis, OAA will allowed to sell such shares equal to the lesser of the following: a) the amount allowed by applicable securities laws and b) such proportion of the shares that is equal to the proportion of the total amount of cash or stock actually paid to the Investors against the total obligations owed to the Investors under the Old Debentures.

         4. Furthermore, Mr. Haryman's and Aptek's Communications Products Inc.'s ("Aptek") shares shall be subject to a lock-up agreement with the certificates being held in escrow by Bryan Cave, LLP. Mr. Haryman and Aptek will be allowed, on a quarterly basis, to sell up to 36,000 shares collectively per quarter, but only if the amount of shares proposed to be sold is in compliance with all securities laws and the Company, Haryman and Aptek are in compliance with all other agreements with the Investors.

         5. Furthermore, Thomas Donaldson's shares shall be subject to a lock-up agreement with the certificates being held in escrow by Bryan Cave, LLP. Mr. Donaldson will be allowed, on a quarterly basis, to sell up to 5,200 shares per quarter, but only if the amount of shares proposed to be sold is in compliance with all securities laws and the Company, and Donaldson are in compliance with all other agreements with the Investors.

                   Remainder of Page Intentionally Left Blank

Nothing contained herein shall limit or otherwise affect the rights or obligations of the parties under the Purchase Agreement.

If you are in agreement with the foregoing, please execute this letter in the space indicated.

                           Very truly yours,
                           EPICUS COMMUNICATIONS GROUP, INC.


                                    By: __________________________
                                    Name:
                                    Title:
Accepted and agreed to date first written above

AJW PARTNERS, LLC
By:  SMS Group, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLP

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager

Accepted and agreed to date first written above

/s/ Gerard Haryman
______________________________________
Gerard Haryman, an individual


APTEK COMMUNICATIONS PRODUCTS INC.


By: /s/ Gerard Haryman
______________________________________
Gerard Haryman, President


OCEAN AVENUE ADVISORS, LLC

By: /s/ Ira Miller
______________________________________
Ira Miller, Member


/s/ Thomas Donaldson
______________________________________
Thomas Donaldson, an individual

                              EPICUS COMMUNICATIONS

                            $ 3,750,000.00 INVESTMENT

                  PROPOSED TERM SHEET FOR AMENDED AND RESTATED

                        9% ASSET BACKED CONVERTIBLE NOTES

This final term sheet constitutes the agreed upon terms between the parties and is binding upon the undersigned.

Issuer                                    Epicus Communications

Instrument                    $3,750,000  9%  Convertible  Note due three  years
                              after issuance.

Conversion                    Price 40% of the  volume  weighted  average  price
                              (VWAP) of the company's Common stock for the five days immediately prior to closing.

Initial Market Price 100% of the volume weighted average price (VWAP) of the company's Common stock for the five days immediately prior to closing.

Term                          36 months

Interest                      9% maximum  interest  per annum  payable  monthly.
                              Interest rate resets to zero for any monthly period in which the stock price is greater than 125% of the Initial Market Price.

Principal                     Payment   Repayment   shall   be  in  cash  or  in
                              registered shares of common stock. The monthly amortization shall commence 180 days after closing according to a 30 month amortization schedule. At the Company's option, the Company may repay in common stock at the Conversion Price, otherwise all payments must be in cash.

                              The Investor at its option may convert the note into common stock if the market price for the stock at the time of payment is above the Initial Market Price.

                              If the Investor converts any stock prior to any monthly amortization payment, those conversions will be credited toward the next monthly principal amortization and interest payment due. Any conversions above the monthly principal amortization and interest payment due amount will be credit towards future payments.

Warrants Investor shall receive for each $1.00 of Note investment warrants to purchase 2 shares of Company common stock with an exercise price of $.0027. Warrant terms shall include a five year term from date of issuance, exercise price equal to 100% of the initial market price per share, cashless exercise will be permitted for 144k tacking purposes. Warrants are callable by the company if price of stock exceeds 150% of initial market price. Upon calling the warrants company must pay investor intrinsic value of warrant at time of call. All existing warrants reset to the lesser of their strike price or the Initial Market Price.

Registration Rights           With respect to the $ 3,750,000  the Company shall
                              undertake  to register  pursuant to form SB-2 200%
                              of  the  Company   common  stock   underlying  the
                              convertible note and any warrants referred to herein with the SEC within 30 days of signature of the definitive agreements and the effectiveness of such registration shall be within 100 days of signature. Penalties of 2% of the outstanding principal balance (including accrued interest) per month shall apply if the registration is not effective within the allotted time frame. The penalty may be paid in cash or stock at the option of Investor, stock to be priced at average of 3 lowest intra-day trading prices within 20 trading days prior to penalty due date discounted by 50%, which due date shall be on a monthly basis. All shares for this transaction shall be segregated by the company for use in this transaction only.
                              Company shall also provide irrevocable transfer agent instructions.

Collateral                    The  company  shall  provide  a first  lien on all
                              assets of the Company.

Additional                    Penalties For default events,  minimum  redemption
                              of 130% x (outstanding principal + unpaid interest
                              + any default and penalty payments due); Investor can request payment in shares if Company unable to pay.

Defaults Each month, if a default shall occur, then the new Conversion Price shall be the lesser of the current Conversion Price or 25% of the volume weighted average price (VWAP) of the company's Common stock for the previous five days. The Investor for the month in which the default occurred may freely convert into Common Stock at the new Conversion Price.

Call Premium                  Prepayment   available  at  130%   multiplied   by
                              outstanding principal plus unpaid interest is only available as long as the stock price of the common stock of the Issuer is at $3.00 or less. If the price of the common stock of the Issuer is greater than $3.00 than the company can call these notes by prepaying the notes for Intrinsic Value plus unpaid interest. Intrinsic Value is computed by outstanding principal added to the product of the number of shares the notes are convertible into and the difference between the price of the common stock at the time of prepayment multiplied by the Conversion Price:

                              Unpaid Interest + Outstanding Principal + (Number of shares underlying convertible note * (Market Price at time of redemption - Conversion Price)

Additional Costs/Fees        -Audit Fees: (if the company has outstanding audit
                              expenses)
                              -Any outstanding  obligations owed by the Company,
                               will be paid out of proceeds.

            ALL COSTS/FEES TO BE DEDUCTED FROM FUNDS AS APPLICABLE.

Previous Debentures           The   definitive    documentation    shall   amend
                              debentures previously issued by the Company to the Investors such that the conversion price for such debentures shall be fixed at 80% of the volume weighted average price (VWAP) of the company's
                              Common stock for the five days immediately prior to closing.

Documentation                 The  definitive  documentation  shall contain such
                              additional    provisions,     including    without
                              limitation representations, warranties, covenants, agreements and remedies, as the Investor may reasonably request. Documents will include:
                               -Secured Convertible Note Instrument
                               -Registration Rights Agreement
                               -Secured Convertible Note Purchase Agreement
                               -Collateral Stock Pledge as collateral
                               -Irrevocable Transfer Agent Instructions
                               -Security Agreement (UCC), assets/receivables -Opinion of Legal Counsel
                               -Subject to complete due diligence/and
                                Use of Proceeds
                               -Key Man Life Insurance required on all
                                Key Executives
                               -Application to American Stock Exchange
                               -Acceptable evidence of valuation of
                                Intellectual Property

Confidentiality                The Company agrees that it will not disclose, and
                               will not include in any public announcement,  the
                               name of the Investor,  unless expressly agreed to
                               by  the   Investor   or  unless  and  until  such
                               disclosure  is  required  by  law  or  applicable
                               regulation,  and then only to the  extent of such
                               requirement.
Governing Law and
Jurisdiction                   New York law, New York Courts

Accepted and Agreed:
EPICUS COMMUNICATIONS
____________________________________
By:
Title:


AJW PARTNERS, LLC
By:  SMS Group, LLC


/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLP

/s/ Corey S. Ribotsky
____________________________________
Corey S. Ribotsky
Manager